Ecofin Global Water ESG Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Canada Water Infrastructure - 3.5%
Stantec, Inc.	21,998	$1,836,800

France Water Infrastructure - 5.4%
Veolia Environnement SA	90,434	2,800,283

Hong Kong Water Equipment/Services - 0.2%
China Lesso Group Holdings Ltd.	197,000	93,851

Hong Kong Water Infrastructure - 0.0%(a)
CT Environmental Group Limited(b)(c)	113,060	0

Japan Water Equipment/Services - 4.4%
Kitz Corp.	17,000	142,536
Kurita Water Industries Ltd.	21,200	861,037
Lixil Corp.	56,900	728,709
Rinnai Corp.	23,500	546,902
		2,279,184

Japan Water Infrastructure - 0.6%
METAWATER Co, Ltd.	4,400	67,796
Organo Corp.	5,100	260,919
		328,715

Switzerland Water Equipment/Services - 10.7%
Ferguson PLC	20,545	4,275,239
Georg Fischer AG	16,260	1,204,308
		5,479,547

Switzerland Water Management - 5.6%
Geberit AG	4,977	2,888,219

United Kingdom Water Equipment/Services - 4.8%
Genuit Group PLC	49,399	251,921
Pentair PLC	28,736	2,235,373
		2,487,294

United Kingdom Water Infrastructure - 7.5%
Pennon Group PLC	51,810	432,622
Severn Trent PLC	54,435	1,717,843
United Utilities Group PLC	135,186	1,749,125
		3,899,590

United States Equipment/Services - 19.1%
Advanced Drainage Systems, Inc.	13,592	2,218,758
Aris Water Solutions, Inc.	4,961	59,730
Energy Recovery Inc.(c)	11,183	174,790
Franklin Electric Co., Inc.	7,865	817,645
IDEX Corporation	9,332	2,201,419
Select Water Solutions, Inc.	16,069	137,229
Xylem, Inc.	33,740	4,286,668
		9,896,239

United States Water Infrastructure - 4.5%
Mueller Water Products, Inc.	31,024	482,423
Tetra Tech, Inc.	10,556	1,871,790
		2,354,213

United States Water Management - 10.0%
A.O. Smith Corporation	24,351	2,018,698
Badger Meter, Inc.	5,818	923,258
Lindsay Corporation	2,183	260,454
Watts Water Technologies, Inc.	5,426	1,106,633
Zurn Elkay Water Solutions Corp.	28,093	891,953
		5,200,996

United States Water Treatment - 8.2%
Ecolab Inc.	18,811	4,229,465

United States Water Utilities - 14.9%
American States Water Company	7,332	523,578
American Water Works Co., Inc.	26,976	3,197,736
California Water Service Group	11,441	525,027
Core & Main, Inc. (c)	24,610	1,174,635
Essential Utilities, Inc.	49,823	1,732,844
Montrose Environmental Group, Inc.(c)	5,506	227,838
SJW Group	5,761	317,201
		7,698,859
TOTAL COMMON STOCKS (Cost $45,784,114)		51,473,255

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%	Shares
First American Government Obligations Fund - Class X, 5.23%(d)	139,723	139,723
TOTAL SHORT-TERM INVESTMENTS (Cost $139,723)		139,723

TOTAL INVESTMENTS - 99.7% (Cost $45,923,837)		$51,612,978
Other Assets in Excess of Liabilities - 0.3%		141,683
TOTAL NET ASSETS - 100.0%		$51,754,661

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Represents less than 0.05% of net assets.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of February 29, 2024.

(c)	Non-income producing security.
(d)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024. See the Schedule of Investments for an industry breakout.

Ecofin Global Water ESG Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Canada Water Infrastructure	1,836,800	–	–	1,836,800
France Water Infrastructure	2,800,283	–	–	2,800,283
Hong Kong Water Equipment/Services	93,851	–	–	93,851
Hong Kong Water Infrastructure	–	–	–	–
Japan Water Equipment/Services	2,279,184	–	–	2,279,184
Japan Water Infrastructure	328,715	–	–	328,715
Switzerland Water Equipment/Services	5,479,546	–	–	5,479,546
Switzerland Water Management	2,888,219	–	–	2,888,219
United Kingdom Water Equipment/Services	2,487,296	–	–	2,487,296
United Kingdom Water Infrastructure	3,899,589	–	–	3,899,589
United States Equipment/Services	9,896,239	–	–	9,896,239
United States Water Infrastructure	2,354,213	–	–	2,354,213
United States Water Management	5,200,996	–	–	5,200,996
United States Water Treatment	4,229,465	–	–	4,229,465
United States Water Utilities	7,698,859	–	–	7,698,859
Common Stocks - Total	$51,473,255	$–	$–	$51,473,255
Money Market Funds	139,723	–	–	139,723
Total Assets	$51,612,978	$–	$–	$51,612,978

Refer to the Schedule of Investments for industry classifications.